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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 March 28, 2000
              ----------------------------------------------------
                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)




      Delaware                          0-22302                 36-3688459
--------------------                  ------------              -----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



             451 Kingston Court, Mt. Prospect, Illinois     60056
        ----------------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)



                                 (847) 391-9400
                             ----------------------
                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         On March 27, 2000, Illinois Superconductor Corporation issued a press release reporting that three investors led by Elliott Associates, L.P. have invested another $4 million in the Company. A copy of the March 27, 2000 press release is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.


         (c)      Exhibits.

         99.2 Press Release issued by Illinois Superconductor Corporation on March 27, 2000 reporting that three investors led by Elliott Associates, L.P. have invested another $4 million in the Company.










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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ILLINOIS SUPERCONDUCTOR CORPORATION


                       By:          /s/  CYNTHIA QUIGLEY
                                   ---------------------
                           Cynthia Quigley, Chief Financial Officer



Dated: March 28, 2000














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                                  EXHIBIT INDEX




--------------------------------------------------------------------------------
     EXHIBIT                             DESCRIPTION
       NO.                               -----------
      ----
--------------------------------------------------------------------------------
       99.2 Press Release issued by Illinois Superconductor Corporation on March 27, 2000 reporting that three investors led by Elliott Associates, L.P. have invested another $4 million in the Company.
--------------------------------------------------------------------------------













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